EXHIBIT 99

                                    AGREEMENT

THIS AGREEMENT ("Agreement") is made and entered into as of the 16th day of September, 2009, by and between ALANCO TECHNOLOGIES, INC., an Arizona corporation ("Alanco"), STARTRAK SYSTEMS,LLC, a Delaware limited liability company ("StarTrak"), and TENIX HOLDING INC., a Delaware corporation ("Tenix").

RECITALS:

The parties hereto and others entered into that certain Agreement and Plan of Reorganization, dated June 25, 2006, pursuant to which Alanco acquired StarTrak. Tenix was a member of StarTrak.

At the time of the acquisition of StarTrak by Alanco, StarTrak owed Tenix $2,000,000 pursuant to that certain Promissory Note, dated June 21, 2006, in said principal amount (the "Note"), and Alanco caused StarTrak to pay Tenix $500,000 upon the closing of the acquisition. Alanco guaranteed payment of the Note balance of $1,500,000 to Tenix.

Pursuant to an agreement dated January 2008, a portion of the Note was converted into Class A Common Stock of Alanco, with the balance to be paid in installments. The parties desire to convert the remaining balance of the Note into additional shares of Alanco's Class A Common Stock in full retirement of the Note.

NOW,THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. Conversion of Balance of Note to Stock. Upon the date hereof, the remaining principle balance of the Note in the amount of $360,000, plus all accrued interest, shall be converted into 1,000,000 shares of Alanco's Class A Common Stock (the "Shares"). Alanco shall promptly advise its transfer agent to issue said shares to Tenix.

2. Possible Issuance of Additional Shares. In the event that the weighted average closing price for shares of Alanco's Class A Common Stock for the period from October 1, 2009 through November 30, 2009 ("Measuring Period") is less than $0.45 per share, then Alanco shall issue up to an additional 150,000 shares of its Class A Common Stock to Tenix in accordance with the following formula:

         Shares = ($0.45 minus WACP) divided by $0.05 multiplied by 150,000

         Where:  "Shares" means the number of additional shares of Alanco Class
                  A Common Stock to be issued to Tenix

                                   "WACP" means the weighted average closing
                           price of Alanco's Class A Common Stock on the NASDAQ Cap Market for the Measuring Period which is equal to the sum of the products of the number of shares sold on each trading day during the Measuring Period multiplied by the closing price of such stock on such day and then divide such sum by the total number of shares sold during the Measuring Period.

Provided, however, that if the WACP for the Measuring Period is $0.40 or less, the full 150,000 shares shall be issued to Tenix, but no more than 150,000 additional shares, and if the WACP is equal to or greater than $0.45 for the Measuring Period, no additional shares shall be issued to Tenix hereunder.

Alanco shall instruct its transfer agent to issue to Tenix any additional shares to be issued in accordance with the above formula within five (5) business days following November 30, 2009.

3.       Private Placement Status; Representations and Warranties of Tenix.

         3.1 Tenix represents and warrants as follows and acknowledges and confirms that Alanco is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by Alanco or on its behalf:

                 a. Tenix has such knowledge and experience in financial and business matters, or has relied upon advisors who are so qualified, that is capable of evaluating the merits and risks of the investment by it in Alanco as contemplated by this Agreement and is able to bear the economic risk of such investment for an indefinite period of time. Tenix has been furnished access to such information and documents as it has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of Alanco concerning the business and financial condition of Alanco and the terms and conditions of this Agreement and the issuance of securities contemplated hereby.

                 b. Tenix is acquiring the all shares of Alanco Class A Common Stock to be issued hereunder (the "Shares")for investment for its own account and not with a view to, or for resale in connection with, any distribution. Tenix understands that the Shares to be issued to it hereunder have not been registered under the Securities Act of 1933 ("Act") by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the accuracy of the representations expressed herein.

                 c. Tenix acknowledges that unless a registration statement becomes effective with respect to the resale of the Shares, the Shares must be held until qualified for resale under the rules of the Securities Exchange Commission and may not be sold or offered for sale in the absence of an effective registration statement as to such securities under said Act and any applicable state securities laws or unless an exemption from such registration is available.

         3.2. Legend. Each certificate representing the Shares shall be endorsed with the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY OTHER SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR EXEMPTION FROM REGISTRATION IS AVAILABLE.

4. Representations and Warranties of Alanco. Alanco represents and warrants to Tenix as follows:

         4.1. Organization and Standing. Alanco is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona, has all of the requisite corporate power and authority to enter into and consummate this Agreement.

         4.2. Validity of Shares. The Shares, when issued and delivered to Tenix in accordance with this Agreement for the consideration expressed herein, will be validly issued, fully paid and nonassessable and will be free and clear of all liens.

         4.3 Authorization. Alanco has all the requisite legal and corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of Alanco and its officers, directors and stockholders necessary for the authorization, execution, delivery, and performance of all obligations of Alanco under this Agreement and for the authorization, issuance and delivery of the Shares has been taken.

         4.4 Governmental Consents. No consent, approval, order, or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of Alanco in connection with the execution, delivery or performance of this Agreement or consummation of the transactions contemplated hereby other than filing of a notice of issuance of the Alanco Shares with NASDAQ. Based in part upon the accuracy of the Buyer's representations and warranties as set forth in Section 3, the sale and issuance of the Shares by Alanco in conformity with the terms of this Agreement is exempt from the registration requirements of all applicable federal and state securities laws.

         4.5 Compliance with Other Instruments. Alanco will not be, as a result of the execution, delivery or performance of this Agreement, in violation of or default under any provision of its Articles of Incorporation or By-laws, as amended and in effect on date hereof, or of any provision of any instrument, contract or lease to which it is a party, or of any provision of any federal or state judgment, writ, decree, order, statute, rule, or governmental regulation applicable to Alanco.

         4.6 Rule 144 Compliance. With a view to making available the benefits of certain rules and regulations of the US Securities and Exchange Commission ("Commission") that may permit the sale of the Shares to the public without registration, Alanco agrees to, so long as Tenix owns any Shares bearing a restrictive legend:

                 a. make and keep adequate current public information available, as those terms are understood and defined in Rule 144(c) of the Act at all times;

                 b. use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required to be filed by Alanco under the Act and the Securities Exchange Act of 1934 ("Exchange Act");

                 c. so long as Tenix owns any Shares constituting restricted securities, if Alanco is not required to file reports and other documents under the Act and the Exchange Act, make available other information as required by, and so long as necessary to permit sales of Shares, pursuant to Rule 144 or Rule 144A of the Act; and

                 d. take such reasonable further actions as Tenix may reasonably request in, and not take any actions that would restrict Tenix from, availing itself of any rule or regulation of the Commission allowing it to sell any Shares without registration.

5. Benefits of this Agreement. Nothing in this Agreement shall be construed to give any benefits to any person, corporation or other entity, other than the parties hereto, and this Agreement shall be for the sole and exclusive benefit of the parties hereto.

6. Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the successors, heirs, executors, administrators and permitted assigns of the parties hereto. This Agreement may not be assigned by any of the parties hereto without the prior written consent of the other parties.

7. Notices. Any notice or demand to be given by any party shall be given in writing and delivered in person; by courier service during days other than legal holidays; by facsimile transmission between 8:00 a.m. and 5:00 p.m., local time of the recipient; or by certified mail, postage prepaid, to the recipient at their respective addresses set forth below. Any such notices or demands shall be deemed effective on the date of receipt if delivered in person, by courier service or by facsimile transmission posting, and three business days following posting if mailed by certified mail, provided, however, any notice sent by facsimile transmission shall be given by overnight delivery or other personal delivery on the next business day. Any recipient may change its address for notices by notice given in accordance herewith.

         (a)     If to Alanco or StarTrak:

                 Alanco Technologies, Inc.
                 15575 North 83rd Way, Suite 3
                 Scottsdale, AZ 85260
                 Atttn: Robert R. Kauffman, President
                 (Facsimile Number (602) 607-1515)

         (b)     If to Tenix:

                 Tenix Holding Inc.
                 c/o Tenix Pty Ltd
                 141 Walker Street
                 North Sydney NSW 2060
                 Australia
                 Attn: John Maddalena
                 (Facsimile Number +61 2 9919 8112)

8. Severability. In the event any covenant, condition or other provision of this Agreement is held to be invalid or unenforceable by a final judgment of a court of competent jurisdiction, then such covenant, condition or other provision shall be automatically terminated and performance thereof waived, and such invalidity or unenforceability shall in no way affect any of the other covenants, conditions or provisions hereof, and the parties hereto shall negotiate in good faith to agree to such amendments, modifications or supplements of or to this Agreement or such other appropriate actions as, to the maximum extent practicable, shall implement and give effect to the intentions of the parties as reflected herein.

9. Entire Agreement. This Agreement and the Additional Agreements contain all of the terms agreed upon by the parties with respect to the subject matter hereof and thereof and there are no representations or understandings between the parties except as provided herein and therein. This Agreement may not be amended or modified in any way except by a written amendment to this Agreement duly executed by the parties.

10. Waiver. No waiver of a breach of, or default under, any provision of this Agreement shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Agreement.

11. Applicable Law. This Agreement shall be governed by and construed (both as to validity and performance) and enforced in accordance with the laws of the State of Arizona.

12. Attorneys' Fees. In any action brought to enforce the provisions of this Agreement, the prevailing party shall be entitled to recover its attorneys' fees and costs as determined by the court and not the jury.

13. Equitable Relief. The parties agree that the remedies at law for any breach of the terms of this Agreement are inadequate. Accordingly, the parties consent and agree that an injunction may be issued to restrain any breach or alleged breach of such provisions. The parties agree that terms of this Agreement shall be enforceable by a decree of specific performance. Such remedies shall be cumulative and not exclusive, and shall be in addition to any other remedies which the parties may have at law or in equity.

14. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, but all of such counterparts taken together shall be deemed to constitute one and the same instrument. No party shall be bound until each party has signed at least one (1) such counterpart.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their respective names as of the day and year first above written.

TENIX HOLDING, INC.
a Delaware corporation

By: _______________________________________
         Michael Linday, Director/Secretary

ALANCO TECHNOLOGIES, INC.
an Arizona corporation

By: _________________________________________
         Robert R. Kauffman, Chief Executive Officer


STARTRAK SYSTEMS, LLC
a Delaware limited liability company

By: _______________________________________
         Robert R. Kauffman, Manager


3401\047\Tenix Note Agreement3